UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2006
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Warwick Valley Telephone Company (the “Company”) announced today the final certified results of the votes at its 2006 Annual Meeting of shareholders, held Friday, April 28, 2006. Kelly C. Bloss, Robert J. DeValentino, and Joseph J. Morrow were elected for three-year terms in Class I. Jeffery D. Alario, and Douglas J. Mello were elected to fill the remaining one-year term of the Class II directorships formerly held by Dr. Joseph E. DeLuca and Mr. Fred M. Knipp. The terms of Corinna S. Lewis, Wisner H. Buckbee, Philip S. Demarest and Herbert Gareiss, Jr. continued after the meeting.
Matters voted on at the meeting and the results of each vote are as follows:

			Votes
		Votes For	Against	Abstain
Proposal I	To fix the number of Directors at nine
	until the next Annual Meeting of
	Shareholders.	3,836,283	139,517	89,764

				Withhold
		Votes For		Authority
Proposal II	To elect three Class I directors of the
	Company and to elect two directors to
	fill the remaining term of the Class II
	directorships formerly held by
	Dr. Joseph E. DeLuca and Mr. Fred M. Knipp:
	Class I
	Kelly C. Bloss	3,130,423		935,141
	Robert J. DeValentino	3,156,185		909,379
	Joseph J. Morrow	2,921,297		1,144,267
	Class II
	Nominees of the Company
	Jeffrey D. Alario	3,157,340		283,324
	Douglas J. Mello	3,156,971		283,693
	Nominees of Santa Monica Partners, LP
	M. Lynn Pike	617,786		7,114
	Peter Saulnier	617,840		7,060

			Votes
		Votes For	Against	Abstain
Proposal III	To approve the selection of	3,988,735	37,009	39,820
	WithumSmith+Brown, P.C. as the
	Company's independent accountants for
	the year ending December 31, 2006.

Proposal IV	Shareholder proposal urging that the	1,161,873	2,242,321	163,182
	quarterly dividend to shareholders be
	significantly increased.
At the Company’s Annual Organizational Meeting, held immediately after the Annual Meeting, the Board of Directors elected the following persons to the positions set forth opposite their names:

Wisner H. Buckbee	Chairman of the Board
Robert J. DeValentino	Vice Chairman of the Board
Herbert Gareiss, Jr.	President, Chief Executive Officer
Michael A. Cutler	Vice President, Chief Financial Officer, Treasurer
Zigmund C. Nowicki, Jr.	Corporate Secretary
Dorinda M. Masker	Assistant Corporate Secretary

Also, at the Company’s Annual Organizational Meeting, the following committee assignments were approved:

Governance & Nominating Committee	Corinna S. Lewis — Chair
Robert J. DeValentino
Joseph J. Morrow

Audit Committee	Philip S. Demarest — Chair
Jeffrey D. Alario
Wisner H. Buckbee
Corinna S. Lewis

Compensation Committee	Robert J. DeValentino — Chair
Joseph J. Morrow
Douglas J. Mello
A press release regarding this matter has been issued by the Company, is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits

	99.1	Press Release entitled “Warwick Valley Telephone Announces Final Vote Results and Committee Assignments,” dated May 3, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)
Date: May 3, 2006	By:	/s/ Herbert Gareiss, Jr.
		Name:	Herbert Gareiss, Jr.
		Title:	President

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “Warwick Valley Telephone Announces Final Vote Results and Committee Assignments,” dated May 3, 2006.